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                              FARMERS NEW WORLD LIFE INSURANCE COMPANY
                              Home Office: 3003 77th Avenue S.E., Mercer Island, Washington 98040 / (206) 232-8400
                              Variable Policy Service Office: PO Box 724208, Atlanta, GA 31139 / (877) 376-8008
         [LOGO FARMERS
         INSURANCE GROUP]



         February 25, 2001



         Dear Farmers Life Client:

         Since you are a Farmers Variable Universal Life or Variable Annuity policy owner, I am pleased to provide you with the semiannual fund reports for the investment options offered by your Farmers policy. These reports provide an update on each portfolio's performance as of December 31, 2000. Portfolio performance does not take into account the fees charged by the policy; if these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

         I hope that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers agent or our Service Center toll-free, at (877) 376-8008.

         We appreciate and value your business and look forward to serving you again in the future.

         Sincerely,


         /s/ C. Paul Patsis
         ------------------
         C. Paul Patsis
         President


         The following documents accompanied this letter to contract owners and are hereby incorporated by reference:
         Document 1. The Annual Report of Franklin Templeton Variable Insurance Products Trust dated December 31, 2000, that was filed with the Securities and Exchange Commission on March 2, 2001 (File No. 811-05583).
         Document 2. The Annual Report of Janus Aspen Series dated December
         31, 2000, that was filed with the Securities and Exchange
         Commission on February 21, 2001 (File No. 811-07736).
         Document 3. The Annual Report of Kemper Variable Series dated
         December 31, 2000, that was filed with the Securities and Exchange Commission on March 2, 2001 (File No. 811-05002).
         Document 4. The Annual Report of PIMCO Variable Insurance Trust dated December 31, 2000, that was filed with the Securities and Exchange Commission on March 7, 2001 (File No. 811-08399).
         Document 5. The Annual Report of Scudder Variable Life Investment
         Fund dated December 31, 2000, that was filed with the Securities and Exchange Commission on March 2, 2001 (File No. 811-04257). Distributed by: Farmers Financial Solutions, L.L.C., 2423 Galena Ave, Simi Valley CA 93065 / (805) 306-3400